                                                  DILLARD'S, INC.
                                                  PROXY STATEMENT

                                                  DILLARD'S, INC.
                                                POST OFFICE BOX 486
                                            LITTLE ROCK, ARKANSAS 72203

                                      NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                              TO BE HELD MAY 17, 2003

                                                  PROXY STATEMENT

DILLARD'S, INC.
POST OFFICE BOX 486
LITTLE ROCK, ARKANSAS 72203

TO THE HOLDERS OF CLASS A AND                                                                   Little Rock, Arkansas
CLASS B COMMON STOCK:                                                                                   April 8, 2003

         Notice is hereby given that the annual  meeting of  Stockholders  of Dillard's,  Inc.,  will be held at the auditorium of Dillard's Corporate Office,  1600 Cantrell Road, Little Rock,  Arkansas on Saturday,  May 17, 2003, at
9:30 a.m. for the following purposes:

         1.  To elect 12 Directors of the Company (four Directors to represent  Class A Stockholders  and eight
             Directors to represent Class B Stockholders).

         2.  To consider and act upon proposals by certain Stockholders.

         3.  To  transact  such  other  business  as  may  properly  come  before  the  meeting  or any  adjournment or adjournments thereof.

         The stock transfer books of the Company will not be closed,  but only  stockholders  of record at the close of business on March 31, 2003, will be entitled to notice of, and to vote at, the meeting.

         Your  participation  in the meeting is  earnestly  solicited.  If you do not expect to be present in person at the meeting,  please sign,  date, and fill in the enclosed  Proxy and return it by mail in the enclosed  envelope to which no postage need be affixed if mailed in the United States of America.

                                                                                  By Order of the Board of Directors

                                                                                                    JAMES I. FREEMAN
                                                                                               Senior Vice President,
                                                                                             Chief Financial Officer,
                                                                                                 Assistant Secretary

                                                  DILLARD'S, INC.
                                                POST OFFICE BOX 486
                                            LITTLE ROCK, ARKANSAS 72203
                                              Telephone (501) 376-5200

                                                   April 8, 2003

                                                  PROXY STATEMENT

         The enclosed Proxy is solicited by and on behalf of the management of Dillard's,  Inc. (the  "Company"),  a
Delaware  corporation,  for use at the annual meeting of stockholders to be held on Saturday,  May 17, 2003, at 9:30
a.m. at the Dillard's  Corporate  Office,  1600 Cantrell  Road,  Little Rock,  Arkansas,  or at any  adjournment  or adjournments thereof.

         Any  stockholder  giving a Proxy has the power to revoke  it, at any time  before it is voted,  by  written revocation  delivered to the Secretary of the Company.  Proxies  solicited  herein will be voted in accordance  with any  directions  contained  therein,  unless  the  Proxy is  received  in such  form or at such time as to render it ineligible to vote, or unless properly  revoked.  If no choice is specified,  the shares will be voted in accordance with the recommendations of the Board of Directors as described herein.

         If matters of business  other than those  described  in the Proxy  properly  come before the  meeting,  the persons  named in the Proxy  will  vote in  accordance  with  their  best  judgment  on such  matters.  The  Proxies solicited  herein shall not confer any  authority to vote at any meeting of  stockholders  other than the meeting to be held on May 17, 2003, or any adjournment or adjournments thereof.

         The  cost of  soliciting  Proxies  will be  borne by the  Company.  The  Company  will  reimburse  brokers, custodians,  nominees  and other  fiduciaries  for their  charges  and  expenses  in  forwarding  proxy  material to beneficial  owners of shares.  In addition to  solicitation by mail,  certain  officers and employees of the Company may solicit Proxies by telephone,  telegraph and personally.  These persons will receive no compensation  other than their regular  salaries.  The Company has retained D.F. King & Co., Inc., a professional  proxy  solicitation  firm, to assist in the solicitation of proxies.  The fees of such firm are not expected to exceed $7,000.

                                      OUTSTANDING STOCK; VOTING RIGHTS;
                                           VOTE REQUIRED FOR APPROVAL

         The stock transfer books of the Company will not be closed,  but only  stockholders  of record at the close of business on March 31,  2003,  will be entitled  to notice of, and to vote at, the  meeting.  At that date,  there were  80,747,732  shares  of Class A  Common  Stock  outstanding  and  4,010,929  shares  of  Class B  Common  Stock outstanding.

         Each holder of Class A Common  Stock and each holder of Class B Common  Stock shall be entitled to one vote on the  matters  presented  at the  meeting  for each share  standing in his name except that the holders of Class A
Common Stock are  empowered as a class to elect  one-third of the  Directors and the holders of Class B Common Stock are  empowered  as a class to elect  two-thirds  of the  Directors.  Stockholders  will not be allowed to vote for a greater  number of nominees  than those named in this proxy  statement.  Nominees for director of each class,  to be elected,  must  receive a plurality  of the votes cast within that class.  Cumulative  voting for  Directors  is not permitted.  Approval of the  Stockholder  proposals  requires the  affirmative  vote of the holders of a majority of the shares of Common Stock  represented at the meeting and entitled to vote. Under Delaware  General  Corporate Law, if  shares  are held by a broker  that has  indicated  that it does not have  discretionary  authority  to vote on a respect to that matter,  but such shares will be counted with  respect to  determining  whether a quorum is present.
Abstentions  will not be  counted  as votes cast for  election  of  directors  and with  respect to the  Stockholder proposals, abstentions will have the effect of a vote against such proposals.

         The last date for the  acceptance of Proxies by  management  is the close of business on May 16, 2003,  and no Proxy received after that date will be voted by management at the meeting.

                                    PRINCIPAL HOLDERS OF VOTING SECURITIES

         The following table sets forth certain  information  regarding persons who beneficially  owned five percent
(5%) or more of a class of the  Company's  outstanding  voting  securities  at the close of  business on February 1,
2003.

                                                                                     No. of                   Percent
               Name and Address                         Class                     Shares Owned             Of Class (1)

Dillard's, Inc. Retirement Trust                        Class A                   10,646,883(2)                  13.2%
1600 Cantrell Road
Little Rock, AR  72201

Dodge & Cox                                             Class A                    8,633,305(2)                  10.7%
One Sansome St. 35th Floor
San Francisco, CA  94014

Flippin, Bruce & Porter, Inc.                           Class A                     3,659,293(2)                  4.5%
800 Main Street, Suite 200
Lynchburg, VA  24505

W.D. Company (3)                                        Class A                        41,496                       *
Little Rock, Arkansas                                   Class B                     3,985,776                    99.4%

Wellington Management Company, LLP                      Class A                     8,111,570(2)                 10.0%
75 State Street
Boston, MA  02109

* Denotes less than 0.1%

(1)      At February  1, 2003 there were a total of  80,746,732  shares of the  Company's  Class A Common  Stock and
         4,010,929 shares of the Company's Class B Common Stock outstanding.

(2)      Based on information contained in a Schedule 13G filed with the Securities and Exchange Commission.

(3)      William  Dillard II, Chief Executive  Officer of the Company,  Alex Dillard,  President,  and Mike Dillard,
         Executive  Vice  President,  are officers  and  directors of W.D.  Company,  Inc. and own 27.4%,  27.9% and
         26.3%, respectively, of the outstanding voting stock of W.D. Company, Inc.

                                            ELECTION OF DIRECTORS

         Four Directors  representing  Class A Stockholders  and eight Directors  representing  Class B Stockholders are to be elected by the Class A  Stockholders  and the Class B  Stockholders,  respectively,  at the annual meeting for a term of one year and until the election and  qualification of their  successors.  The Proxies solicited hereby will be voted  "FOR" the  election  as  Directors  of the 12 persons  hereinafter  identified  under  "Nominees  for
Election as  Directors" if not specified  otherwise.  Management  does not know of any nominee who will be unable to serve,  but should any  nominee be unable or decline to serve,  the  discretionary  authority  provided in the Proxy will be  exercised  to vote  for a  substitute  or  substitutes.  Management  has no  reason  to  believe  that  any substitute nominee will be required.

         In 1998,  the Company  adopted a resolution  amending its by-laws to provide that  nominations to represent
Class A stockholders  shall be of  independent  persons only. For these  purposes,  independent  shall mean a person who:  has not been  employed by the Company or an affiliate in any  executive  capacity  within the last five years;
was not, and is not a member of a  corporation  or firm that is one of the Company's  paid advisers or  consultants;
is not employed by a significant customer,  supplier or provider of professional  services; has no personal services contract  with the Company;  is not employed by a foundation  or  university  that  receives  significant  grants or endowments  from the Company;  is not a relative of the  management  of the Company;  is not a  shareholder  who has signed shareholder  agreements legally binding him to vote with management;  and is not the chairman of a company on which Dillard's, Inc. Chief Executive Officer is also a board member.

         All of the nominees to  represent  Class A  Stockholders  listed below  qualify as  independent  persons as defined in the above resolution

      THE BOARD RECOMMENDS THAT STOCKHOLDERS  VOTE "FOR" THE ELECTION AS DIRECTORS OF THE 12 PERSONS  HEREINAFTER
IDENTIFIED.

                                      NOMINEES FOR ELECTION AS DIRECTORS

         The following table briefly indicates the principal  occupation of each nominee,  the approximate number of shares of Class A and Class B Common Stock of the Company  beneficially  owned by each nominee as of March 31, 2003, and the year each  nominee  first was elected as a Director.  The table also  indicates  the  approximate  number of shares of Class A and Class B Common Stock of the Company  beneficially  owned by the executive officers named under
"Compensation  of Directors and Executive  Officers"  and the number of shares  beneficially  owned by the directors and executive officers, as a group, as of March 31, 2003.

  Name                         Age         Principal         Director     Shares of Common Stock Beneficially  Percent of
                                          Occupation            Since            Owned as of 3/31/2003(1)          Class                                                                                Owned as of 3/31/2003 (1)              Class

Robert C. Connor (a)           61            Investments         1987       Class A               32,009   (2)         *
                                                                            Class B                 None

Drue Corbusier (b)             56           Executive Vice       1994       Class A              826,339   (3)       1.0%
                                       President of the Company             Class B                 None

Will D. Davis (a)              73      Partner, Heath, Davis &   1972       Class A               34,440   (4)         *
                                         McCalla, Attorneys,                Class B                 None
                                              Austin, TX

Alex Dillard (b)(5)            53      President of the Company  1975       Class A            1,947,414   (6)       2.4%
                                                                            Class B            3,985,776   (6)      99.4%

Mike Dillard (b)(5)            51           Executive Vice       1976       Class A            1,325,117   (6)       1.6%
                                       President of the Company             Class B            3,985,776   (6)      99.4%

William Dillard II             58      Chief Executive Officer   1967       Class A            2,066,855   (6)       2.5%
(b)(5)                                      of the Company                  Class B            3,985,776   (6)      99.4%

James I. Freeman (b)           53       Senior Vice President    1991       Class A              794,746   (7)       1.0%
                                         and Chief Financial                Class B                 None
                                        Officer of the Company

John Paul Hammerschmidt (a)    80         Retired Member of      1992       Class A               24,000   (8)         *
                                               Congress                     Class B                 None

Bob L. Martin (a)              54      Business Consultant and        -     Class A                1,000               *
                                       Retired Chief Executive              Class B                 None
                                         Officer of Wal-Mart
                                            International

Warren A. Stephens (b)         46        President and Chief     2002       Class A                6,000   (9)         *
                                          Executive Officer,                Class B                 None
                                          Stephens Group and
                                     Stephens, Inc., Little Rock, AR

William H. Sutton (b)          72         Managing Partner,      1994       Class A               33,000   (10)        *
                                          Friday, Eldredge &                Class B                 None
                                          Clark, Attorneys,
                                           Little Rock, AR

J. C. Watts                    45          Former Member of      2003       Class A                1,000               *
                                        Congress & Chairman of              Class B                 None
                                       the J.C. Watts Companies
All Nominees and Executive                                                  Class A            8,521,628   (11)(12)  9.8%
Officers as a Group (a total                                                Class B            3,985,776   (11)     99.4%
of 21 persons)

(a)  Class A Director
(b)  Class B Director
*Denotes less than 0.1%

(1)      Based on information furnished by the respective individuals.

(2)      Includes  nine shares  owned by his wife.  Robert C. Connor owns 13,732  shares of Class A Common Stock and has the right to acquire  beneficial  ownership of 18,268  shares  pursuant to  currently  exercisable options granted under Company stock option plans.

(3)      Drue  Corbusier  owns  225,046  shares  of Class A Common  Stock and has the  right to  acquire  beneficial ownership of 601,293  shares  pursuant to currently  exercisable  options  granted under Company stock option plans.

(4)      Will D.  Davis  owns  13,440  shares  of Class A Common  Stock  and has the  right  to  acquire  beneficial ownership of 21,000  shares  pursuant to currently  exercisable  options  granted  under Company stock option plans.

(5)      William  Dillard II, Alex Dillard and Mike Dillard are  directors and officers of W.D. Company,  Inc. and own 27.4%, 27.9% and 26.3%, respectively, of the outstanding voting stock of such company.

(6)      Includes  41,496  shares  of Class A Common  Stock and  3,985,776  of Class B Common  Stock  owned by
         W.D.Company,  Inc., in which shares  William  Dillard II, Alex Dillard and Mike Dillard are each deemed to have a  beneficial  interest  due to their  respective  relationships  with W.D. Company,  Inc.  See
         "Principal  Holders of Voting  Securities."  William  Dillard II  individually  owns 600,359 shares of
         Class A Common Stock and has the right to acquire  beneficial  ownership of 1,425,000  shares pursuant to currently  exercisable  options granted under Company stock option plans. Alex Dillard and his wife individually  own 432,607 and 48,311  shares,  respectively,  of Class A Common Stock,  and he has the right to acquire beneficial  ownership of 1,425,000 shares pursuant to currently  exercisable  options granted under Company stock option plans.  Mike Dillard and his wife  individually own 329,681 and 335 shares,  respectively  of Class A Common Stock, he has sole voting power with respect to 43,605 shares held in trust for three minor  children and has the right to acquire  beneficial  ownership of 910,000 shares pursuant to currently exercisable options granted under Company stock option plans.

(7)      James I.  Freeman  owns  162,257  shares of Class A Common  Stock,  has sole voting  power with  respect to 14,150  shares  held in trust  for  three  minor  children  and has the  right to  acquire  beneficial ownership of 618,339  shares  pursuant to currently  exercisable  options  granted under Company stock option plans.

(8)      John Paul  Hammerschmidt  owns 5,097 shares of Class A Common Stock and has the right to acquire beneficial ownership of 18,903  shares  pursuant to currently  exercisable  options  granted  under Company stock option plans.

(9)      Warren A.  Stephens  owns  1,000  shares of Class A Common  Stock and has the right to  acquire  beneficial ownership of 5,000 shares  pursuant to currently  exercisable  options  granted  under  Company  stock option plans.

(10)     William H.  Sutton  owns  12,000  shares of Class A Common  Stock and has the right to  acquire  beneficial ownership of 21,000  shares  pursuant to currently  exercisable  options  granted  under Company stock option plans.

(11)     The shares in which  William  Dillard II, Alex  Dillard  and Mike  Dillard are deemed to have a  beneficial interest due to their respective  relationships  with W.D.  Company,  Inc. have been included in this computation only once and were not aggregated for such purpose.

(12)     Includes the right to acquire  beneficial  ownership of 6,242,735 shares pursuant to currently  exercisable options granted under Company stock option plans.

      The following nominees for director also hold directorships in the designated companies:

Name                                           Director of
William Dillard, II                            Acxiom Corporation and Barnes & Noble, Inc.
John Paul Hammerschmidt                        First Federal Bank of Arkansas and Southwestern Energy Co.
Bob L. Martin                                  Edgewater  Technologies,  Inc., Furniture Brands International,  Inc.,
                                               The Gap, Inc. and Sabre Holdings Corporation.
Warren A. Stephens                             Alltel Corporation,  American Capital Access Holdings,  Inc., Stephens
                                               Group, Inc., Stephens Holding Company and Stephens, Inc.
J.C. Watts                                     Terex Corporation

      The business  associations  of the nominees as shown in the table under  "Nominees  for Election as Directors"
have been  continued for more than five years,  except that prior to 1998 Drue  Corbusier was Vice  President of the
Company,  Alex Dillard was Executive  Vice  President of the Company and William  Dillard II was President and Chief
Operating  Officer of the Company.  Mr. Martin retired from Wal-Mart  International  in 1999. Mr. Watts retired from
Congress  in 2003.  Each  nominee  for  Director  was  elected to the Board of  Directors  at the annual  meeting of stockholders held May 18, 2002, except for Bob L. Martin and J.C. Watts.

      The Board of Directors  met four times during the  Company's  last fiscal year, on March 2, May 18, August 24, and November 16, 2002.

      Audit Committee members are Calvin N. Clyde, Jr., Robert C. Connor,  Chairman;  and John H. Johnson. The Audit
Committee held four meetings during the year.

      The  Executive  Compensation  Committee  members are Robert C. Connor;  Will D. Davis,  Chairman and John Paul
Hammerschmidt.  The Executive Compensation Committee held two meetings during the year.

      The  Stock  Option  Committee  members  are  Robert  C.  Connor;  Will  D.  Davis,   Chairman  and  John  Paul
Hammerschmidt.  The Stock Option Committee held three meetings during the year.

      All of the nominees for  director  attended at least 75% of the  aggregate of (1) the total number of meetings of the Board of Directors  and (2) the total number of meetings  held by all  committees  of the board on which they served.

                               COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Cash and Other Compensation

      The following table sets forth, for the fiscal years indicated,  the cash and other  compensation  provided by the Company  and its  subsidiaries  to the Chief  Executive  Officer  and each of the four most  highly  compensated executive officers (the "named executive officers") of the Company in all capacities in which they served.

                                            Summary Compensation Table

                                                                                      Long Term Compensation
                                                                              ---------------------------- ----------

                                               Annual Compensation                      Awards               Payouts
                                    ----------- ------------ ---------------- --------------- ------------ ----------

           (a)                (b)       (c)          (d)           (e)              (f)            (g)         (h)          (i)

                                                              Other Annual      Restricted    Securities      LTIP       All Other
Name and Principal                                            Compensation         Stock      Underlying     Payouts     Compensa-
Position                    Year     Salary($)    Bonus($)         ($)          Award(s)($)     Options/       ($)      tion($)(1)
                                                                                              SARs(#)
--------------------------- ------- ----------- ------------ ---------------- --------------- ------------ ---------- ---------------

William Dillard II
Chief Executive Officer       2002    $710,000   $1,375,000        --               --            300,000      --            $76,046
                              2001     710,000            0        --               --            165,000      --             93,446
                              2000     710,000            0        --               --            160,000      --            194,189

Alex Dillard                  2002     620,000    1,375,000        --               --            300,000      --             51,410
President                     2001     620,000            0        --               --            165,000      --             72,100
                              2000     620,000            0        --               --            160,000      --            182,250

Mike Dillard                  2002     540,000      645,000        --               --            150,000      --             63,446
Executive Vice President      2001     540,000            0        --               --             80,000      --             35,027
                              2000     540,000            0        --               --             80,000      --            141,431

Drue Corbusier                2002     500,000      645,000        --               --            150,000      --             54,100
Executive Vice President      2001     500,000            0        --               --             80,000      --             54,100
                              2000     500,000            0        --               --             80,000      --            122,110

James I. Freeman              2002     500,000      555,000        --               --            150,000      --             54,100
Senior Vice President and     2001     500,000            0        --               --             60,000      --             54,100
Chief Financial Officer       2000     500,000            0        --               --             80,000      --             97,596
(1) Amounts represent the Company's defined contributions for the benefit of the named executive officers pursuant to its Retirement Plans.
Stock Option Grants

      The following  table sets forth  information  concerning  stock options  granted under the Company's 2000 Stock
Option Plan to the named executive officers:

                                     Option/SAR Grants in Last Fiscal Year

                                                                                               Potential Realizable
                                                                                                 Value at Assumed
                                                                                                  Annual Rates of
                                                                                                    Stock Price
                                     Individual Grants                                           Appreciation for
                                                                                                    Option Term
--------------------------------- ------------- ---------------- -------------- ------------- ------------ ------------

              (a)                      (b)             (c)             (d)           (e)          (f)           (g)

                                   Number of
                                   Securities      % of Total
                                   Underlying     Options/SARs
                                   Options/        Granted to      Exercise or   Expiration
                                  SARs Granted    Employees in     Base Price       Date        5% ($)        10% ($)
             Name                  (#)(1)         Fiscal Year       ($/Sh)
-------------------------------- --------------- --------------   ------------- ------------ ------------ --------------

William Dillard II                     300,000            13.0%      $24.01        5/14/2009   $2.932,800   $6,833,700

Alex Dillard                           300,000             13.0       24.01        5/14/2009    2.932,800    6,833,700

Mike Dillard                           150,000              6.5       24.01        5/14/2009    1,466,400    3,416,850

Drue Corbusier                         150,000              6.5       24.01        5/14/2009    1,466,400    3,416,850

James I.  Freeman                      150,000              6.5       24.01        5/14/2009    1,466,400    3,416,850

(1)   If payment for shares upon exercise of any of these  options is made with shares of the Company's  common stock owned by the optionee,  the optionee  shall be granted on that date an option  ("Reload  Option") to purchase a number of shares  equal to the number of shares  tendered  to the  Company.  The  exercise  price of the Reload
      Option  shall be the market  price of the  Company's  common  stock on the Reload  Option  grant date,  and the expiration date of the Reload Option shall be the same as that of the original option.

Stock Option Exercises and Holdings

      The following table sets forth  information  concerning stock options exercised during the last fiscal year and stock options held as of the end of the last fiscal year by the named executive officers.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

               (a)                          (b)                 (c)                     (d)                          (e)

                                                                          Number of Securities Underlying
                                                                               Unexercised Options/         Value of Unexercised
                                                                                SARs at FY-End (#)          In-the-Money Options/
                                                                                                            SARs at FY-End ($)(1)
                                    Shares Acquired
              Name                    on Exercise (#)   Value Realized ($)  Exercisable                   Exercisable
                                                                                   Unexercisable                    Unexercisable
----------------------------------- ------------------- ------------------- ---------------------------- ----------------------------

William Dillard II                             150,000            $411,000  1,425,000       0            $   754,000        0

Alex Dillard                                   150,000             411,000  1,425,000       0                754,000        0

Mike Dillard                                   150,000             411,000    910,000       0                377,000        0

Drue Corbusier                                 410,000           3,064,017    601,293       0                     0         0

James I. Freeman                               363,135           2,021,850    618,339       0                     0         0

(1)   Represents  the  amount by which the  market  price at fiscal  year end of the  shares  underlying  unexercised options exceeds the exercise price for such shares.

Pension Plan

      The following  table shows the estimated  annual  benefits  payable  pursuant to the Company's  pension plan to persons in specified compensation and years of service categories upon retirement.

                                                 Pension Plan Table
                                                  Years of Service
Compensation                     15                20                 25                 30                35
         $500,000              $92,925          $123,900           $154,875           $185,850          $216,825
          750,000              149,175           198,900            248,625            298,350           348,075
        1,000,000              205,425           273,900            342,375            410,850           479,325
        1,250,000              261,675           348,900            436,125            523,350           610,575
        1,500,000              317,925           498,900            623,625            748,350           873,075
        2,000,000              430,425           573,900            717,375            860,850         1,004,325
        2,250,000              486,675           648,900            811,125            973,350         1,135,575
        2,500,000              542,925           723,900            904,875          1,085,850         1,266,825

      A  participant's  compensation  covered  by the  Company's  pension  plan is his  average  salary and bonus (as reported in the Summary  Compensation  Table) for the highest  three years of his  employment  with the Company.  The credited  years of service for each of the named  executive  officers is as  follows:  William  Dillard II, 34 years;
Alex Dillard,  31 years; Mike Dillard, 31 years; Drue Corbusier,  34 years; and James I. Freeman, 14 years.  Benefits shown are computed as a single life  annuity with five years term certain  beginning at age 65 and are not subject to deduction for social security or other offset amounts.

Compensation of Directors

      Directors  who are not  officers of the  Company  each  receive an annual  retainer of $20,000 as well as 1,000 shares of Class A Common Stock. In addition,  committee  chairmen  receive an annual  retainer of $10,000.  Directors who are not officers also receive  $1,500 for attendance at each board  meeting,  $1,000 for each committee  meeting, and actual travel expenses.

Report of Executive Compensation and Stock Option Committees

      The following report addressing the Company's  compensation  policies for executive officers for fiscal 2002 is submitted by the Executive  Compensation and Stock Option Committees (the  "Compensation  Committee") of the Board of
Directors.

General

The  Compensation  Committee,  which is composed of  independent  directors  who are not  employees  of the  Company, establishes  policies  relating to the  compensation  of employees and oversees the  administration  of the Company's employee  benefit  plans.  The  compensation  program of the Company has been  designed  (1) to provide  compensation opportunities that are equivalent to those offered by comparable  companies,  thereby allowing the Company to compete for and retain talented  executives who are critical to the Company's  long-term success,  (2) to motivate key senior officers by  rewarding  them for  attainment  of  profitability  of the  Company,  and (3) to align the  interests of executives  with the  long-term  interests of  stockholders  by awarding  stock  options to executives as part of the compensation provided to them.

In order to develop a competitive  compensation  package for the executive officers of the Company,  the Compensation
Committee  compares the Company's  compensation  package with those of a comparison  group.  The comparison  group is composed of department stores,  specialty stores and other public companies that were  family-founded and continue to be  family-managed.  Not all of the  companies  in the  comparison  group  are  included  in the  Standard  &  Poor's
Supercomposite  Department  Stores Index.  The Compensation  Committee  believes that the companies in the comparison group are  comparable  to the  Company  in  management  style  and  management  culture.  Although  the  Compensation
Committee  has made these  comparisons,  it also has taken into  account  that as the Company has grown in size,  the number of senior executives has not grown  proportionately,  so that the number of senior executives  retained by the
Company is lower than the number of senior executives at other companies of similar size.

Currently,  the  Company's  compensation  program  consists  of salary,  annual cash  performance  bonus based on the profitability of the Company,  and long-term incentive  opportunities in the form of stock options.  The compensation program is focused both on  short-term  and  long-term  performance  of the Company,  rewarding  executives  for both achievement of profitability and growth in stockholder value.

Salary -- Each year the  Compensation  Committee  establishes  the salary for all executive  officers.  Such salaries are set at the discretion of the Compensation  Committee and are not specifically  related to any company performance criteria,  as are both the cash performance  bonus and stock option portions of the compensation  program,  which are discussed  below.  The  Compensation  Committee  does,  however,  base any  increase in salary on targets  based on a regression  analysis of salaries paid versus total revenues for the comparison  group.  For fiscal 2002, the salaries set by the Compensation Committee were below the target salaries produced by this analysis.

Cash  Performance  Bonus -- Cash  performance  bonuses may be paid annually to senior  management.  For bonuses to be paid,  however,  the Company must have income before federal and state income taxes ("pre-tax income") for the fiscal year.  The  Compensation  Committee,  within  ninety  (90) days after the start of a fiscal  year,  designates  those individuals in senior  management  eligible to receive a cash performance  bonus.  Bonuses are paid at the conclusion of a fiscal year from a bonus pool,  which is equal to one and one-half  percent  (1-1/2%) of the  Company's  pre-tax income plus three and  one-half  (3-1/2%) of the  increase in pre-tax  income over the prior  fiscal  year.  When the
Compensation  Committee  designates the individuals eligible to participate in the cash performance bonus program, it also  designates  the  percent of the bonus pool each  individual  will be  entitled  to  receive.  The  Compensation
Committee  retains at all times the  authority  to adjust  downward  the amount of bonus any  individual  may receive pursuant to the  above-described  formula.  For fiscal 2002, the Company experienced a pre-tax income of $211,100,000 and an increase in pre-tax income of $99,530,000.

The  Compensation  Committee  decided to adjust downward by approximately  $2,055,052 the amount of bonus,  which the named executive officers would receive for fiscal 2002.

Stock Options -- Stock option  grants under the Company's  2000  Incentive  and  Non-Qualified  Stock Option Plan are
utilized by the Company for  long-term  incentive  compensation  for  executive  officers.  These stock option grants relate their  compensation  directly to the  performance of the Company's  stock.  The exercise price for the options granted is one hundred  percent (100%) of the fair market value of the shares  underlying such options on the date of grant and have value to the executive  officers only if the Company's  stock price  increases.  The stock options are exercisable on or after May 14, 2002.  When making option  grants,  the Stock Option  Committee and the  Compensation
Committee do not consider the number of options already held by an executive officer.

As discussed in previous  Compensation  Committee  Reports,  the Omnibus Budget  Reconciliation  Act of 1993 prevents public  corporations  from deducting as a business expense that portion of compensation  exceeding $1 million paid to
a  named  executive   officer  in  the  Summary   Compensation   Table.  This  deduction  limit  does  not  apply  to
"performance-based  compensation."  The Compensation  Committee  believes that the necessary steps have been taken to qualify as  performance-based  compensation the compensation  paid under the cash performance  bonus and stock option portions of the Company's compensation program.

Chief Executive Officer

In setting the Chief Executive Officer's  compensation,  the Compensation Committee makes the same determination with regard to  salary,  cash  performance  bonus and stock  options  as  discussed  above for the other  named  executive officers.  For fiscal  2002,  the  increase  in the Chief  Executive  Officer's  salary  over the prior  fiscal  year resulted in a salary lower than the target salary produced by the regression analysis discussed above

Robert C. Connor
John Paul Hammerschmidt
Will D. Davis, Chairman

Company Performance

      The graph below compares for each of the last five fiscal years the  cumulative  total returns on the Company's
Class A Common  Stock,  the Standard & Poor's 500 Index and the Standard & Poor's  Supercomposite  Department  Stores
Index.  The  cumulative  total return on the  Company's  Class A Common Stock  assumes $100 invested in such stock on
February 1, 1998 and assumes reinvestment of dividends.

Dillard's, Inc.
Proxy Graph Data Points

                                            Base         1998       1999       2000        2001       2002
Dillard's, Inc.                               100       70.91      55.35       44.7       35.78      37.82
S&P 500                                       100      132.59     142.74     139.78      117.15      90.76
S&P Supercomposite Dept. Strs                 100      101.86      74.94      94.57      101.16      69.82

                                  CERTAIN RELATIONSHIPS AND TRANSACTIONS

      William Dillard II, Drue Corbusier, Alex Dillard and Mike Dillard are siblings.

      Mr. William H. Sutton is Managing  Partner of the law firm Friday,  Eldredge & Clark,  which is retained by the
Company for legal services.

                            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities  Exchange Act of 1934 requires the Company's  directors and executive officers, and persons who own more than 10% of the Company's  Class A Common Stock,  to file with the  Securities  and Exchange
Commission  and the New York Stock  Exchange  initial  reports of  ownership  and reports of changes in  ownership of stock of the Company.

      To the Company's  knowledge,  based solely on a review of copies of reports provided by such individuals to the
Company and written  representations of such individuals that no other reports were required,  during the fiscal year ended  February 1, 2003,  all Section 16(a) filing  requirements  applicable  to its officers,  directors and greater than 10% beneficial owners were complied with.

                                           AUDIT COMMITTEE REPORT

         The Audit Committee operates under a written charter adopted by the Board of Directors.   Each of the
members of the Audit Committee is independent as defined under the listing standards of the New York Stock
Exchange.

         The Audit Committee has reviewed and discussed the audited financial statements for the year ended
February 1, 2003 with management and the independent auditors, Deloitte & Touche LLP.  Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.

         The discussions with Deloitte & Touche LLP included the matters required by Statement on Auditing
Standards No. 61, as amended (Communications with Audit Committees).  Deloitte & Touche LLP provided to the Audit
Committee the written disclosures and the letter regarding its independence as required by Independence Standards
Board Standard No. 1 (Independence Discussions with Audit Committees).  The Audit Committee also considered whether the provision of non-audit services by Deloitte & Touche LLP is compatible with maintaining the auditor's independence.

         Based upon the reviews and discussions noted above, the Audit Committee recommended to the Board of
Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form
10-K to be filed with the Securities and Exchange Commission for the year ended February 1, 2003.

Robert C. Connor
Calvin N. Clyde
John H. Johnson

                                     INDEPENDENT PUBLIC ACCOUNTANTS

              A  representative  of Deloitte & Touche LLP, the Company's  independent  public  accountants  for fiscal year 2002 and the current  year,  will be present at the meeting,  will have the  opportunity  to make a statement, and also will be available to respond to appropriate questions.

Audit Fees
              Deloitte & Touche LLP billed the Company a total of $567,106 for professional  services  rendered for the audit of the Company's  annual  financial  statements  for the year ended  February 1, 2003 and for the review of the financial statements included in the Company's quarterly reports on Form 10-Q for fiscal 2002.

Financial Systems Design and Implementation Fees
              No fees were paid to Deloitte & Touche LLP for any information  technology  services (of the type described in Rule 2-01(c)(4)(ii)(B) of Regulation S-X) during 2002.

All Other Fees
              The Company paid  Deloitte & Touche LLP an aggregate of $1,202,157  for all services  rendered by
Deloitte & Touche LLP other than the audit and financial systems design and implementation described above.

              The Audit  Committee of the Board of Directors has  considered  whether the provision of services described above under  "Financial  Systems Design and  Implementation  Fees" and "All Other Fees" is compatible with maintaining the independence of Deloitte & Touche LLP.

                        STOCKHOLDER PROPOSAL CONCERNING GLOBAL HUMAN RIGHTS STANDARDS

The New York City Pension Funds, 1 Centre Street, New York, NY 10007, owner of 295,482 shares of Class A
Common Stock, Christian Brothers Investment Services, Inc., 90 Park Avenue, 29th Floor, New York, NY 10016,
owner of 48,500 shares of Class A Common Stock and Aaron Merle Epstein, 13455 Ventura Boulevard, #209,
Sherman Oaks, CA  91423, owner of 185 shares of Class A Common Stock have indicated that they intend of propose the following resolution for action at the meeting:

"Whereas, Dillard's, Inc. currently has extensive overseas operations, and

Whereas, reports of human rights abuses in the overseas subsidiaries and suppliers of some U.S.-based  corporations  has led to an increased public awareness of the problems of child labor,
             "sweatshop" conditions, and the denial of labor rights in U.S. corporate overseas operations, and

Whereas,  corporate violations of human rights in these overseas operations can lead to negative publicity,  public protests, and a loss of consumer confidence which can have a negative impact on shareholder value, and

Whereas, a number of corporations have implemented  independent  monitoring programs with respected human rights and religious  organizations to strengthen  compliance with international  human rights norms in subsidiary and supplier factories, and

Whereas,  these standards incorporate the conventions of the United Nations'  International Labor Organization (ILO)
on workplace human rights which include the following principles:

1)       All workers have the right to form and join trade unions and to bargain  collectively.  (ILO Conventions 87 and 98)
2)       Workers  representatives  shall  not  be the  subject  of  discrimination  and  shall  have  access  to all workplaces  necessary  to enable  them to carry out their  representation  functions.  (ILO Convention 135)
3)       There shall be no  discrimination  or  intimidation  in employment.  Equality of opportunity  and treatment shall be provided regardless of race, color, sex, religion,  political opinion,  age, nationality, social
         origin,   or  other   distinguishing   characteristics.   (ILO Convention 100 and 111)
4)       Employment shall be freely chosen.  There shall be no use of force,  including bonded or prison labor.
         (IL)Conventions 29 and 105
5)       There shall be no use of child labor. (ILO Convention 138), and,

Whereas, independent monitoring of corporate adherence to these standards is essential if consumer and investor confidence in our company's commitment to human rights is to be maintained,

 Therefore,  be it resolved that  shareholders  request that the company  commit itself to the  implementation  of a code of corporate  conduct based on the  aforementioned  ILO human rights standards by its  international  suppliers and in its own international  production  facilities and commit to a program of outside,  independent  monitoring of compliance with these standards."

THE BOARD OF DIRECTORS FAVORS A VOTE AGAINST THE ADOPTION OF THIS PROPOSAL FOR THE FOLLOWING REASONS:

             The Company recognizes the importance, as both an ethical and a business responsibility, of obtaining assurances that the products it sells are manufactured in accordance with all applicable laws and that the rights and welfare of workers around the world are respected.

             The Company has always been committed to the highest ethical conduct and strict compliance with the law in all its business dealings, including its relationships with its many suppliers.  The Company is deeply concerned about the issues raised in the Proposal and believes it has already adequately addressed such issues as described below.

             Products sold at the Company's stores are supplied by independent suppliers who also supply other retail stores and chains.  To a much lesser degree, the Company is also supplied by sources contracted by buying agents for the Company.  The Company does not engage directly in manufacturing.

             The Company has previously addressed the concerns raised in the Proposal by implementation of the following policies and procedures:

             The Company has developed a formal business policy (the "Policy") which focuses on the workplace conditions of, and legal compliance by, foreign vendors.  The Policy was distributed to all of the
         Company's foreign vendors to restate and reemphasize the Company's longstanding philosophy that no merchandise purchased by the Company will be manufactured with the use of illegal labor conditions.  In addition, under the Policy the Company reserves the right not to contract with and to break contracts with vendors who violate basic human rights.

                  In furtherance of the Policy, the Company's agreements with foreign buying agents (including a buying office) include prohibitions against illegal child labor and other forms of illegal employment, manufacturing, shipping, customs and environmental practices.  Under the contract, a buying agent must use its best efforts to ensure that each vendor is in full compliance with any current, or later adopted, law of either the country of manufacture or the United States governing the use of child labor, prison labor, and/or governing the importation into the United States of merchandise produced with child labor as well as any other similar human rights statute, regulation or law.  Buying agents must also follow policies and procedures which the Company implements to ensure that all such statutes, laws or regulations are followed.  If a buying agent discovers a violation of such prohibitions, the buying agent must immediately notify the Company of such violation(s) or evidence of violation(s), so that appropriate action can be taken to rectify such violation(s).  Under these agreements, among other measures, buying agents are required to periodically inspect factories to ensure compliance with these standards.
         Additionally, Company employees personally inspect selected factories to verify compliance.

                The Company's philosophy also appears in the Company's Purchase Order Terms, Conditions &
         Instructions, which is the Company's standard form of purchase order and which is applicable to all transactions between the Company and all of its suppliers.  The document explicitly requires each supplier to warrant and represent that its merchandise is manufactured in compliance with any current, or later adopted, law of either the country of manufacture or the United States governing the use of child labor, prison labor, and/or governing the importation into the United States of merchandise produced with child labor as well as any other similar human rights statute, regulation or law.

               The Company has previously issued a press release announcing its business policy, which policy contains prohibitions against workplace abuse and also contains the steps taken by the Company to implement the policy.  Furthermore, the Company has furnished a copy of that policy to interested shareholders, and will continue to so provide copies of that policy.

              The Company believes that it has already addressed the concerns raised in the Proposal without further expenditure of valuable time and funds.  As the above reflects, the Company is committed to assuring that its suppliers treat their employees properly.

FOR THE ABOVE REASONS, THE BOARD RECOMMENDS VOTING AGAINST THE PROPOSAL.

                                        INDEXED OPTIONS PROPOSAL

The Trust for the International Brotherhood of Electrical Workers' Pension Benefit Fund, 1125 Fifteenth
Street N.W., Washington, D.C. 20005 owner of 3,790 shares of Class A Common Stock have indicated that they intend to propose the following resolution for action at the meeting:

"Resolved,  that the  shareholders  of  Dillard's  (the  "Company")  request  that the Board of  Directors  adopt an executive  compensation policy that all future stock option grants to senior executives shall be  performance-based.
For the purposes of this  resolution,  a stock option is  performance-based  if the option exercise price is indexed or linked to an industry peer group stock  performance  index so that the options have value only to the extent that the Company's stock price performance exceeds the peer group performance level."

Statement of Support:  As long-term  shareholders of the Company,  we support  executive  compensation  policies and practices that provide  challenging  performance  objectives and serve to motivate  executives to achieve  long-term corporate  value  maximization  goals. It is our opinion that stock option grants can and do often provide levels of compensation  well  beyond  those  merited.  It  is  also  our  view  that  stock  option  grants  without  specific performance-based  targets often reward  executives  for stock price  increases due solely to a general stock market rise, rather than to extraordinary company performance.

Indexed  stock  options  are one type of option  whose  exercise  price moves with an  appropriate  peer group index composed of a company's  primary  competitors.  The resolution  requests that the Company's Board ensure that future senior  executive stock option plans link the options  exercise price to an industry  performance  index  associated with a peer  group  of  companies  selected  by the  Board,  such as those  companies  used in the  Company's  proxy statement to compare 5 year price performance.

Implementing  an indexed  stock option plan would mean that our  Company's  participating  executives  would receive payouts only if the Company's stock price  performance was better than that of the peer group average.  By tying the exercise  price  to  a  market  index,  indexed  options  reward  participating  executives  for  outperforming  the competition.  Indexed  options  would have value when our  Company's  stock  price rises in excess of its peer group average or declines  less that its peer group  average stock price  decline.  By  downwardly  adjusting the exercise price of the option during a downturn in the industry,  indexed  options remove  pressure to re-price stock options.
In short, superior performance would be rewarded.

At present, stock options granted by the Company are not indexed to peer group performance  standards.  As long-term owners,  we feel  strongly that our Company would  benefit from the  implementation  of a stock option  program that rewarded superior long-term corporate performance. We urge your support for this important governance reform.

THE BOARD OF DIRECTORS FAVORS A VOTE AGAINST THE ADOPTION OF THIS PROPOSAL FOR THE FOLLOWING REASONS:

         The Board believes that adopting a compensation policy that requires the Company to grant options with conditions such as those contained in the shareholder proposal is inconsistent with competitive compensation practices and, therefore, could place the Company at a substantial disadvantage in recruiting and retaining talented executives.

         In addition, indexing options in the manner set forth in the proposal -- disconnecting the options from increases or decreases in the Company's stock price -- could undermine the entire incentive purpose of stock options.  For example, the Company's stock price could decrease, but less so than the contemplated industry peer group, which would cause the Company's executives' options to have value and confer an economic benefit on the executives even though the shareholders would suffer a loss.  This clearly is not a result that aligns the interests of the Company's executives with those of its shareholders, but instead disjoins those interests.

         In addition to introducing potential competitive disadvantages and disjoining incentive compensation from shareholder value, implementing the shareholder proposal would have negative financial consequences for the
Company and its shareholders.  Internal Revenue Code Š162(m) limits the deductibility of compensation expense over $1 million paid to certain executives.  Specific performance-based compensation meeting IRS criteria is excluded from the calculation to determine whether the $1 million cap has been exceeded.  If the ultimate exercise price of a stock option is less than the fair market value of the stock on the date of grant of the stock option, all compensation arising from the exercise would fail to qualify as performance-based compensation and, thus, would be includable as compensation subject to the $1 million limit on deductibility.  The shareholder proposal thereby potentially increases the Company's tax expense, to the ultimate disadvantage of shareholders.

         Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees," ("APB No. 25")
and Financial Interpretation No. 44, "Accounting for Certain Transactions Involving Stock Compensation - an
interpretation of APB No. 25," provide the accounting and financial reporting guidance relative to the Company's stock options.  Assuming the exercise price of the senior executives' stock options were indexed in accordance with the shareholder proposal, the stock option plan would be treated as a variable plan and compensation expense would be measured, for all individuals who received grants under the plan, at each reporting period until the option is exercised.  Because the Company applies APB No. 25 to the compensation expense recorded in the income statement, the calculation would be based on the intrinsic value method, the difference between the market value and the exercise price of the stock at the reporting date.  This accounting treatment could reduce earnings if the
Company's operating results outperform the industry peer group index, such that if the stock price increases and the exercise price does not fluctuate the difference would cause additional compensation expense over the service periods.

         Moreover, the Compensation Committee--which is comprised of independent directors--has implemented various measures to make sure that compensation provides executives with the appropriate incentives, while also protecting shareholders.  In fact, options granted under the Company's current incentive plan already provide for performance-based compensation:  because an option's exercise price is equal to the fair market value of the stock underlying the option on the date of grant, executives receive an economic benefit from stock options only if the stock price increases subsequent to a grant.  As such, stock option grants under the incentive plan already motivate executives to maximize long-term corporate value and directly link executives' interests to those of shareholders.

         In summary, the Board believes that implementation of the shareholder proposal could have serious competitive and financial consequences and could undermine the incentive purpose of stock option compensation to the detriment of the Company and its shareholders.  The Board believes the right balance is currently being achieved in the granting of stock options to executives under the incentive plan.

FOR THE ABOVE REASONS, THE BOARD RECOMMENDS VOTING AGAINST THE PROPOSAL.

                                                 OTHER MATTERS

              Management of the Company  knows of no other  matters that may come before the meeting.  However, if any  matters  other than those  referred  to herein  should  properly  come  before the  meeting,  it is the intention of the persons named in the enclosed Proxy to vote the Proxy in accordance with their judgment.

                             STOCKHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING

              Proposals  of  stockholders  intended  to  be  presented  at  the  Company's  annual  meeting  of stockholders  in 2004 must be received by the Company at its  principal  executive  offices not later than
     December 9, 2003 in order to be included in the Company's  Proxy  Statement and form of Proxy  relating to that meeting.

                                                ANNUAL REPORTS

              The Company's annual report for the fiscal year ended February 1, 2003 is being mailed with this Proxy Statement but is not to be considered as a part hereof.

              A COPY OF THE COMPANY'S  ANNUAL  REPORT ON FORM 10-K,  INCLUDING  THE  FINANCIAL  STATEMENTS  AND
     SCHEDULES  THERETO,  REQUIRED TO BE FILED WITH THE  SECURITIES  AND EXCHANGE  COMMISSION,  MAY BE OBTAINED
     WITHOUT CHARGE BY ANY STOCKHOLDER WHOSE PROXY IS SOLICITED UPON WRITTEN REQUEST TO:

     DILLARD'S, INC.
     Post Office Box 486
     Little Rock, Arkansas  72203
     Attention:  James I. Freeman,
      Senior Vice President,
      Chief Financial Officer

                                                                             By Order of the Board of Directors

                                                                                                JAMES I. FREEMAN
                                                                                           Senior Vice President,
                                                                                         Chief Financial Officer,
                                                                                             Assistant Secretary

                              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Dillard's, Inc.
Post Office Box 486
Little Rock, Arkansas  72203    PROXY       The undersigned hereby appoints
Telephone No.(501)376-5200 William  Dillard II and James I.  Freeman as Proxies,  each with the power to appoint his substitute,  and hereby  authorizes them to represent and vote, as  designated  below,  all the  shares  of the  Class A Common
                                                     Stock of  Dillard's,  Inc.,  held of record by the  undersigned on March 31, 2003,  at the annual  meeting of  stockholders  to be held on May 17, 2003, or any adjournment thereof.

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
1. ELECTION OF DIRECTORS.   ?       FOR        all        Class        A        ?         WITHHOLD         AUTHORITY
nominees listed to vote for all                                             below (except as Class A nominees
                              marked to the contrary below)

(INSTRUCTION:  TO WITHHOLD  AUTHORITY TO VOTE FOR AN INDIVIDUAL  NOMINEE,  STRIKE A LINE THROUGH THE NOMINEE'S  NAME
IN THE LIST BELOW.)

Class A Nominees

Robert C. Connor * Will D. Davis * John Paul Hammerschmidt * Bob L. Martin
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
        Management of the Company supports this proposal
--------------------------------------------------------------------------------------------------------------------
2.       STOCKHOLDER PROPOSAL CONCERNING GLOBAL HUMAN RIGHTS STANDARDS.
                                         (Management of the Company opposes this proposal.)

                ?  FOR         ?   AGAINST          ?   ABSTAIN

3.       STOCKHOLDER PROPOSAL CONCERNING INDEXED OPTIONS.
                                         (Management of the Company opposes this proposal.)

                ?  FOR         ?   AGAINST          ?   ABSTAIN

4.       In their  discretion,  the Proxies are  authorized  to vote upon such other  business as may properly  come before the meeting.

THIS PROXY WHEN PROPERLY  EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE  UNDERSIGNED  STOCKHOLDER.  IF
NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR PROPOSAL 1 AND AGAINST PROPOSALS 2 AND 3.

Please sign exactly as name appears  below.  When shares are held by joint tenants,  both should sign.  When signing as  attorney,  executor,  administrator,  trustee or  guardian,  please give full title as such.  If a  corporation, please sign in full  corporate  name by President or other  authorized  officer.  If a  partnership,  please sign in partnership name by authorized person.

DATED:                , 2003
                                  Signature

                                  Signature, if jointly held

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Dillard's, Inc.
Post Office Box 486
Little Rock, Arkansas  72203    PROXY       The undersigned hereby appoints
Telephone No.(501)376-5200 William Dillard II and James I. Freeman as Proxies,  each with the power to appoint his  substitute,  and hereby  authorizes  them to represent and vote, as  designated  below,  all the shares of the Class B Common Stock of  Dillard's,  Inc.,  held of record by the undersigned  on March 31, 2003,  at the annual  meeting of  stockholders  to be held on May 17, 2003, or any adjournment thereof.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
1. ELECTION OF DIRECTORS.   ?       FOR     all      Class     B     ?      WITHHOLD      AUTHORITY      nominees      listed     to
vote for all                                             below (except as Class B nominees
                              marked to the contrary below)

(INSTRUCTION:  TO WITHHOLD  AUTHORITY  TO VOTE FOR AN  INDIVIDUAL  NOMINEE,  STRIKE A LINE  THROUGH THE  NOMINEE'S  NAME IN THE LIST
BELOW.)

Class B Nominees

Drue  Corbusier * Alex  Dillard * Mike Dillard * William  Dillard II * James I.  Freeman * Warren A.  Stephens * William H. Sutton *
J.C. Watts
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
        Management of the Company supports this proposal.
------------------------------------------------------------------------------------------------------------------------------------
2.       STOCKHOLDER PROPOSAL CONCERNING GLOBAL HUMAN RIGHTS STANDARDS.
                                         (Management of the Company opposes this proposal.)

                ?  FOR         ?   AGAINST          ?   ABSTAIN

3.       STOCKHOLDER PROPOSAL CONCERNING INDEXED OPTIONS.
                                         (Management of the Company opposes this proposal.)

                ?  FOR         ?   AGAINST          ?   ABSTAIN

4.       In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY  EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE  UNDERSIGNED  STOCKHOLDER.  IF NO DIRECTION IS
MADE, THE PROXY WILL BE VOTED FOR PROPOSAL 1 AND AGAINST PROPOSALS 2 AND 3.

Please sign exactly as name  appears  below.  When shares are held by joint  tenants,  both should  sign.  When signing as attorney, executor,  administrator,  trustee or guardian,  please give full title as such.  If a  corporation,  please sign in full  corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

DATED:                , 2003
                                 Signature

                                 Signature, if jointly held

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.